UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2026

Gladstone Capital Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00237	54-2040781
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1521 Westbranch Drive, Suite 100, McLean, Virginia 22102

(Address of Principal Executive Offices) (Zip Code)

(703) 287-5800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GLAD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Announcement of CEO Transition

On March 20, 2026, David Gladstone gave notice to the Board of Directors (the “Board”) of Gladstone Capital Corporation (the “Company”) that he has stepped down as the Company’s Chief Executive Officer (“CEO”) effective immediately. Mr. Gladstone will continue to serve as the Chairman of the Board.

Appointment of Successor CEO

On March 20, 2026, the Board of the Company appointed Robert Marcotte as the Company’s CEO, effective immediately, in addition to his current role of President during a transition period. Prior to this promotion, Mr. Marcotte, age 67, served as the Company’s President since joining the Company in December 2013. Prior to joining the Company, from August 2002 to December 2013, Mr. Marcotte served as an Executive Vice President and Co-Head of Asset Management for MCG Capital where he was responsible for investment origination, evaluation, underwriting and portfolio management for the publicly traded business development company and he also served on MCG Capital’s investment committee. Prior to MCG Capital, from 2001 to 2002, Mr. Marcotte was Chief Financial Officer for Aleron, Inc., a wholesale internet access and network services provider, and worked in the investment banking divisions of Goldman, Sachs & Co. and Merrill Lynch & Co., and in the project financing department of GE Capital and as a banking officer at Mellon Bank. Mr. Marcotte received his Bachelor of Science in Business Administration in accounting and finance from Georgetown University.

Additional Leadership Changes

On March 20, 2026, the Board of Directors of the Company approved the promotion of Michael McQuigg to the position of President following a transition period and effective October 1, 2026. Prior to this promotion, Mr. McQuigg, age 47, served as the Company’s Executive Vice President and Senior Managing Director since 2021, where he focused on the origination and management of middle market debt and equity investments supporting both private equity sponsors and owner operators. Mr. McQuigg joined the Gladstone Companies in April 2015. Previously, Mr. McQuigg was a Principal at Deerpath Capital from June 2014 to January 2015, focusing on private debt and equity investments in lower middle market companies. From August 2007 to April 2013, Mr. McQuigg was with H.I.G. Capital, where he focused on control and minority equity investments in the lower middle market. Mr. McQuigg received his Master of Business Administration from Columbia Business School and his Bachelor of Arts from Johns Hopkins University. Mr. McQuigg serves on the Dean’s Advisory Board for the Krieger School of Arts & Sciences at Johns Hopkins University, and on the Advisory Council for the Center for Financial Economics.

On March 20, 2026, the Board appointed John Sateri as the Company’s Chief Investment Officer (“CIO”), effective immediately, and contemporaneously with his appointment as the Company’s CIO, Mr. Sateri was also appointed as the CIO of Gladstone Investment Corporation, Gladstone Land Corporation, Gladstone Commercial Corporation, and Gladstone Management Corporation (the “Adviser”). Mr. Sateri, age 58, has been with the Gladstone Companies since April 2007. Since September 2021, Mr. Sateri has served as Executive Vice President of Investments of the Adviser, serving as a member of the Investment Committee supporting all Gladstone managed credit, equity, and real estate funds (including the Company, Gladstone Commercial Corporation, Gladstone Investment Corporation, and Gladstone Land Corporation) as well as originating debt and equity investments in privately held companies. Mr. Sateri has also served as the President of the Gladstone Alternative Income Fund (“GALT”) since its inception in June 2024. Mr. Sateri is active on numerous private company boards and holds a bachelor’s degree in Business Administration from The University of Hawaii at Manoa and a master’s degree in Real Estate Development from the University of Maryland at College Park.

None of the Company’s executive officers receive direct compensation from the Company as the Company does not currently have any employees and does not expect to have any employees in the foreseeable future. Rather, all of the Company’s officers and other personnel are employed by the Adviser or Gladstone Administration, LLC (the “Administrator”). For a discussion of the terms of the Company’s Advisory and Administration Agreements with the

Adviser and the Administrator, respectively, see “Certain Transactions” in the Company’s annual proxy statement; otherwise, there are no transactions between Mr. Marcotte, Mr. McQuigg or Mr. Sateri and the Company required to be reported under Item 404(a) of Regulation S-K. There are no family relationships between Mr. Marcotte, Mr. McQuigg or Mr. Sateri and any director or executive officer of the Company and there are no arrangements or understandings between Mr. Marcotte, Mr. McQuigg or Mr. Sateri and any other persons with respect to these promotions.

All statements contained in this Current Report on Form 8-K, other than historical facts, may constitute “forward-looking statements” within the meaning of Section 27A of the Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements involve inherent risks and uncertainties as they relate to expectations, beliefs, projections, future plans and strategies, anticipated events, or trends concerning matters that are not historical facts and may ultimately prove to be incorrect or false. Forward-looking statements include information about possible or assumed future events, including, without limitation, those relating to future performance. Words such as “may,” “will,” “plan,” and variations of these words and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these words. Forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from those included within or contemplated by such statements, including, but not limited to, the description of risks and uncertainties in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025, as filed with the Securities and Exchange Commission (the “SEC”) on November 17, 2025, and certain other filings made with the SEC (accessible at www.sec.gov). The Company cautions readers not to place undue reliance on any such forward-looking statements which speak only as of the date made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 7.01	Regulation FD Disclosure.

On March 23, 2026, the Company issued a press release (the “Press Release”) announcing that Mr. Gladstone has stepped down as CEO (effective March 20, 2026), the appointment of Mr. Marcotte as the Company’s CEO (effective March 20, 2026), the appointment of Mr. McQuigg as the Company’s President (following a transition period and effective October 1, 2026), and the appointment of Mr. Sateri as the Company’s Chief Investment Officer (effective March 20, 2026). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, as well as Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 23, 2026

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Capital Corporation (Registrant)

March 23, 2026	By:	/s/ Nicole Schaltenbrand
Nicole Schaltenbrand Chief Financial Officer and Treasurer